UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 26, 2009
QuikByte Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-52228	33-0344842

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4400 Biscayne Boulevard
Suite 950
Miami, Florida 33137
(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 573-4112
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 14, 2009, QuikByte Software, Inc., a Colorado corporation (the “Company” or “QuikByte”), entered into a Merger Agreement (the “Merger Agreement”) by and among QuikByte, Sorrento Therapeutics, Inc., a Delaware corporation (“Sorrento”), Sorrento Merger Corp., Inc., a Delaware corporation and wholly-owned subsidiary of QuikByte (“Merger Sub”), Stephen Zaniboni, as Stockholders’ Agent thereunder (“Stockholders’ Agent”), and Glenn Halpryn, as Parent Representative thereunder (“Parent Representative” and collectively with the Company, Sorrento, Merger Sub and the Stockholders’ Agent, the “Parties”). Upon the satisfaction or waiver of the conditions set forth in the Merger Agreement, QuikByte will acquire Sorrento via a merger whereby Merger Sub will be merged with and into Sorrento (the “Merger”) with Sorrento continuing as the surviving entity in the Merger and as a wholly-owned subsidiary of QuikByte.
     On August 26, 2009, the Parties entered into a First Amendment to Merger Agreement (the “Amendment”) pursuant to which the Parties: (i) extended the date after which either the Company or Sorrento may unilaterally terminate the Merger Agreement, subject to certain conditions, from August 31, 2009 to September 30, 2009; (ii) changed two of the director designees of Sorrento; and (iii) extended the term during which certain QuikByte and Sorrento stockholders will be subject to lock-up agreements in respect of each such persons’ shares of the Company’s common stock, par value $0.0001 per share, from a period of 18 months following consummation of the Merger to a period of 24 months following consummation of the Merger, in each case subject to certain exceptions.
     The foregoing description of the Merger Agreement and the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Merger Agreement and the Amendment, which are attached hereto as Exhibits 2.1 and 2.2 to this Current Report on
Form 8-K, respectively, and are incorporated by reference in this Item 1.01.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed as exhibits to this Report on Form 8-K:

Exhibit No.	Description

2.1
Merger Agreement, dated July 14, 2009, by and among QuikByte Software, Inc., Sorrento Therapeutics, Inc., Sorrento Merger Corp., Inc., the Stockholders’ Agent and the Parent Representative (originally filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2009 and incorporated by reference herein).

2.2
First Amendment to Merger Agreement, dated August 26, 2009, by and among QuikByte Software, Inc., Sorrento Therapeutics, Inc., Sorrento Merger Corp., Inc., the Stockholders’ Agent and the Parent Representative.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuikByte Software, Inc.
Date: August 26, 2009	By:	/s/ Glenn L. Halpryn
		Name:	Glenn L. Halpryn
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Merger Agreement, dated July 14, 2009, by and among QuikByte Software, Inc., Sorrento Therapeutics, Inc., Sorrento Merger Corp., Inc., the Stockholders’ Agent and the Parent Representative (originally filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2009 and incorporated by reference herein).

2.2
First Amendment to Merger Agreement, dated August 26, 2009, by and among QuikByte Software, Inc., Sorrento Therapeutics, Inc., Sorrento Merger Corp., Inc., the Stockholders’ Agent and the Parent Representative.

4